EXHIBIT 99.1

Terminate the agreement

This Termination Agreement (hereinafter referred to as “this Agreement” or “this Termination Agreement”) is made by the following parties signed on the day of June 10, 2025:

King Eagle (China) Co., Ltd. (hereinafter referred to as “King Eagle China”)

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

2. Liu Cuilian

Chinese ID Number: 130226197210152121

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

3. Zhang Yuanyuan

Chinese ID number: 110106198104054229

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing

4. Zhang Jinjing

Chinese ID Number: 130623198101295825

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding City, Hebei Province.

5. Fan Zhandong

Chinese ID Number: 411224197903136437

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

6. Teng Hui

Chinese ID number: 110107198107140663

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

7. Hu Wanfeng

Chinese ID Number: 130802196302021425

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

8. Wang Xiujin

Chinese ID Number: 332624197404241825

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

9. Wang Zhizhong

Chinese ID Number: 110109196811152514

Address: No. 15, front row of the bungalow, No. 16, Xigongzhuang West Road, Haidian District, Beijing.

10. Li Chengyuan

Chinese ID Number: 232324198703060949

Address: No. 704, Group 4, 8th Committee, Erjie Street, Wangkui County, Heilongjiang Province.

The entities listed in items 2 to 10 above are collectively referred to as “the original shareholders of King Eagle Tianjin”.

11. King Eagle (Tianjin) Technology Co., Ltd. (hereinafter referred to as “King Eagle Tianjin”

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

The above-mentioned parties are collectively referred to as “all parties” and individually as “One Party”.

Whereas:

1. On [   ] year [   ] month [   ] day and [   ] year [   ] month [   ] day, King Eagle China, King Eagle Tianjin and/or the original shareholders of King Eagle Tianjin signed a series of agreements and documents (hereinafter referred to as the “original Control Agreements”). Through the control agreements, King Eagle China obtained the control over the operation and management of King Eagle Tianjin. The control agreements specifically include: The “Exclusive Consulting and Service Agreement” (hereinafter referred to as the “Exclusive Consulting and Service Agreement”) signed by King Eagle China and King Eagle Tianjin on [   ] year [   ] month [   ] day; (2) The “Equity Disposal Agreement” signed by the original shareholders of King Eagle China and King Eagle Tianjin and King Eagle Tianjin on [   ] year [   ] month [   ] day; (3) The “Equity Pledge Agreement” signed by King Eagle China and the original shareholders of King Eagle Tianjin on [   ] year [   ] month [   ] day; (4) The “Agency Agreement” signed by King Eagle China and the original shareholders of King Eagle Tianjin on [   ] year [   ] month [   ] day; And (5) The “Business Operation Agreement” signed by King Eagle China, the original shareholders of King Eagle Tianjin and King Eagle Tianjin on [   ] year [   ] month [   ] day, and its attached power of attorney (signed by the original shareholders of King Eagle Tianjin). (All the original control agreements other than the exclusive consultation and service agreement mentioned above, including the “Equity Disposal Agreement”, “Equity Pledge Agreement”, “Agency Agreement”, “Business Operation Agreement” and their attached power of attorney, hereinafter collectively referred to as the “original other control Agreements”)

2. On June 10, 2025, the equity of King Eagle Tianjin changed. The 22.74% equity of King Eagle Tianjin held by Li Chengyuan was transferred to Fan Zhandong, and the 22.74% equity of King Eagle Tianjin held by Li Chengyuan was transferred to Zhang Yuanyuan. After the equity transfer was completed, Li Chengyuan withdrew from the shareholders’ meeting.

3. Due to the above-mentioned changes in the equity of King Eagle Tianjin, after friendly consultation among all parties, it has been decided that the current shareholders of King Eagle Tianjin will sign a new relevant control agreement with King Eagle China and King Eagle Tianjin. As of the effective date of this new control agreement, the original other control agreements will be terminated.

After friendly consultation, the parties hereby reach an agreement and confirm as follows:

1. The original other control agreements shall terminate as of the date when the following conditions are met (“ Agreement Termination Date ”) :

(1) This agreement is formally signed by all parties; and

(2) King Eagle China, King Eagle Tianjin and/or the current shareholders of King Eagle Tianjin sign the new “Equity Disposal Agreement”, “Equity Pledge Agreement”, “Agency Agreement” and “Business Operation Agreement” (including the attached power of attorney) and they come into effect, enabling King Eagle China to continue to have control over the operation and management of King Eagle Tianjin through these newly signed agreements and exclusive consulting and service agreements.

The exclusive consultation and service agreement remains valid.

Each party confirms that on the termination date of this Agreement, all rights and obligations between each party under the original other control agreements shall be terminated (“ Termination of the Agreement “).

2. Each party further confirms that each party agrees to take all necessary measures to make the termination of the agreement fully effective.

3. All parties confirm and agree that before the termination date of this agreement, the original control agreement shall remain valid. Zhang Yuanyuan and Fan Zhandong shall also be bound by the original control agreement and abide by the relevant rights and obligations stipulated in the original control agreement regarding the equity of King Eagle Tianjin they have acquired.

4. After the termination of the agreement, none of the parties shall enjoy any rights or undertake any obligations (whether existing or possible) under the original other control agreements.

5. All parties confirm that none of them has violated the relevant provisions of the original control agreement.

6. This agreement shall come into effect as of the date when it is signed by all parties.

7. This agreement is made in eleven (11) copies, with each signatory retaining one copy.

[The following text on this page is blank. It is the signature page.]

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

King Eagle (China) Co., Ltd.

(Seal)

Signed:

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Liu Cuilian

Signed:

Name:	Liu Cuilian

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Zhang Yuanyuan

Signed:

Name:	Zhang Yuanyuan

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Zhang Jinjing

Signed:

Name:	Zhang Jinjing

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Fan Zhandong

Signed:

Name:	Fan Zhandong

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Teng Hui

Signed:

Name:	Teng Hui

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Hu Wanfeng

Signed:

Name:	Hu Wanfeng

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Wang Xiujin

Signed:

Name:	Wang Xiujin

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Wang Zhizhong

Signed:

Name:	Wang Zhizhong

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

Li Chengyuan

Signed:

Name:	Li Chengyuan

[Signature Page]

This is as evidence that this termination agreement is signed by the following parties on the date at the beginning of this document.

King Eagle (Tianjin) Technology Co., Ltd.

(Seal)

Signed: